CERTIFICATION ACCOMPANYING PERIODIC REPORT PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER



The undersigned, Jeffrey J. Steiner, Chief Executive Officer of The Fairchild Corporation ("Company"), hereby certifies that (1) the Quarterly Report of the Company on Form 10-Q for the Quarterly Period Ended December 29, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Date: February 7, 2003

/s/ JEFFREY J. STEINER
    Jeffrey J. Steiner
    Chairman of the Board and Chief Executive Officer


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             CERTIFICATION ACCOMPANYING PERIODIC REPORT PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER



The undersigned, John L. Flynn, Chief Financial Officer of The Fairchild Corporation ("Company"), hereby certifies that (1) the Quarterly Report of the Company on Form 10-Q for the Quarterly Period Ended December 29, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.


Date: February 7, 2003

/s/ JOHN L. FLYNN
    John L. Flynn
    Chief Financial Officer and Senior Vice President, Tax